MUNDOVAL FUND
GLOBAL VALUE INVESTING

ADVISOR'S UPDATE
3rd QUARTER 2009

For the one year period ended September 30, 2009, the Mundoval Fund returned -1.51% versus -2.29% for the MSCI World Index. Since inception on September 3, 2004, the annualized rate of return for the Mundoval Fund has been 4.68% versus 3.60% for the MSCI World Index.

Positive factors impacting performance of the fund during the quarter included the Financial (AIG, ING Group & HSBC Holdings Plc), Industrial (General Electric & Ingersoll Rand) and Materials Sectors (Dow Chemical). Negative factors impacting performance of the fund during the quarter included Healthcare (WellPoint Health Net), Technology (Dell and Microsoft) and Consumer Staples Sectors (Procter & Gamble).

Shares of BASF were sold during the quarter to raise additional cash and provide funding to purchase additional shares of Telefonica de Espana, Sysco Corporation, US Bancorp and Walt Disney Company.

Healthcare holdings (Sanofi Aventis, Pfizer, Astra Zeneca, GlaxoSmithKline & WellPoint Inc.) represent the largest sector in the fund. The Industrial (3M Company, Illinois Toolworks, Ingersoll-Rand, General Electric, ITT Corporation and General Dynamics) and Information Technology sectors (Cisco Systems, Microsoft, EBay and Dell) are prominently represented as well. The Fund owns shares of common stock in 40 companies as of September 30, 2009.

Rather than focus on wildly fluctuating market prices of common stocks, of which the capital markets have provided ample supply of in recent months, we believe that the real risk that investors must assess is whether the rate of return from their original investment will provide them with as much, if not more, purchasing power in excess of the ultimate inflation rate that is experienced over the prospective holding period. The primary factors to be determined when purchasing small fractions of businesses (common stocks) are the same as if we were to acquire the entire enterprise. Our enthusiasm for an investment is enhanced when we find (1) businesses that we understand (2) with favorable long term rates of return on capital (3) operated by honest and competent management, and (4) priced attractively relative to their intrinsic value. We will seek to own businesses worldwide that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued support & confidence.

Sincerely,
Arthur Q. Johnson, CFA
Portfolio Manager

Investment Advisor:
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Phone: (858) 454-4837
Fax: (858) 454-4774
www.mundoval.com

INVESTMENT OBJECTIVES

The Mundoval Fund is designed for investors who seek long-term capital appreciation in a portfolio of U.S. and International businesses. More than one-half of the world's investment opportunities exist outside of the United States and the Mundoval Fund seeks to own shares of companies worldwide at a discount to their intrinsic values. Global investing provides investors with portfolio diversification and the ability to own some of the largest businesses in the world via American Depository Receipts (ADR's).

TOP 10 HOLDINGS As of September 30, 2009

3M Co.	4.19%
Sanofi Aventis ADR	4.16%
BASF Aktiengsellschaft	3.97%
Ingersoll-Rand Co. Ltd.	3.78%
Cisco Systems, Inc.	3.78%
Pfizer, Inc.	3.55%
Unilever Plc ADR	3.53%
AstraZeneca Plc	3.37%
Microsoft Corp.	3.31%
Bank of America Corp.	3.26%

Total # of Holdings = 40

PERFORMANCE Average Annualized Returns as of September 30, 2009

	Since Inception *	5 Year	3 Year	1 Year	Latest 3 Months**
Mundoval Fund	4.68%	4.78%	-1.58%	-1.51%	22.13%
MSCI World Index	3.60%	3.51%	-4.35%	-2.29%	17.45%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.

* Fund Inception September 3, 2004.

**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.